SUPPLEMENT DATED MAY 2, 2011 TO THE PROSPECTUS DATED JULY 30, 2010

Larch Lane Multi-Strategy Institutional Fund, L.L.C.
(formerly, Old Mutual Absolute Return Institutional Fund, L.L.C.)
(the "Fund")

The purpose of this Supplement is to notify members of the Fund ("Members") and potential investors that, at a meeting held on April 29, 2011, the Fund's Board of Managers (the "Board") determined to authorize the Fund's officers to pursue preliminarily a liquidation of the Fund.  As a result of this authorization, the Fund has determined to: (i) cease offering, and not accept any purchases of, units of limited liability company interest in the Fund ("Units"), (ii) terminate and withdraw the offer to repurchase Units that had commenced on April 6, 2011 and (iii) cease to make any further offers to repurchase Units.

The Board is expected to make a conclusive determination regarding a liquidation of the Fund in the coming month.  Any such determination will only be made if the Board determines that it would be consistent with the best interests of the Fund and its Members.  Members will be notified of any such determination.